UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2026

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13501 South Main Street

Los Angeles, CA 90016

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 5.02 of this Current Report on Form 8-K concerning the issuance of 1,500,000 shares the Company’s common stock to Mr. Christopher Dieterich is incorporated by reference into this Item 3.02 in its entirety.

The securities described above were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated thereunder.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of Directors

On August 7, 2026 (the “Effective Date”), Lei Sonny Wang resigned as a member of the Board of Directors (the “Board”) of Nightfood Holdings, Inc., (the “Company”). Mr. Wang remains as the Company’s Chief Revenue Officer.

Mr. Wang’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Additionally, on the Effective Date, Thomas Morse resigned as a member of the Board.

Mr. Morse’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Appointment to Board of Directors

Furthermore, on the Effective Date, the Board appointed Darren Kenney and Ronald J. Stauber as members of the Board.

Mr. Kenney, Age 61, an experienced CPA and licensed Real Estate Broker for the State of California. He has successfully built and sold three accounting practices over the past 30 years. During the late 1980’s in public accounting he consulted with GTE (now Verizon), Saks Fifth Avenue and CalTrans. Mr. Kenney spent most of the 1990’s working closely with his father to build their automotive paint business. He transitioned from the family business to focus back on his tax practice and managerial consulting business in the early 2000’s. He served as a main broker for two mortgage companies from 2007 to 2010. Also starting in 2010, he sat on the board of a local non-profit for 10 years. From 2013 to 2017, he created and operated SYA Consultants Inc, a Florida corporation which helped business clients acquire in excess of $50,000,000 in capital financing. Since 2020, he has operated SCWC Ventures Inc, a financial management company, facilitating bridge capital as well as long term equity for both distressed and growing entities.

There is no arrangement or understanding between Mr. Kenney and the Company or any other person pursuant to which he was selected as a director. There are no transactions involving Mr. Kenney that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr Kenney’s appointment to the Board, on the Effective Date, Mr Kenney and the Company entered into an Independent Non-Employee Director and Committee Service Agreement (the “Kenney Director Agreement”) and a Standalone Nonqualified Stock Option Agreement (the “Kenney Option Agreement”).

Under the Kenney Director Agreement, Mr. Kenney will receive a cash retainer of $1,500 per calendar quarter for Board and committee service, payable in arrears within 30 days after quarter end.

The Kenney Director Agreement provides that Mr. Kenney is entitled to indemnification and advancement of expenses to the fullest extent permitted by Nevada law, the Company’s governing documents, and any separate indemnification agreement. The Company will also use commercially reasonable efforts to maintain directors’ and officers’ liability insurance covering Mr. Kenney on terms generally applicable to similarly situated directors.

2

Pursuant to the Kenney Option Agreement, the Company granted Mr. Kenney a standalone non-qualified stock option to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $0.033 per share. The option vests in equal quarterly installments of 250,000 shares on each of the three-month, six-month, nine-month, and twelve-month anniversaries of the grant date, subject to Mr. Kenney’s continuous Board service. The option has a five-year term expiring on August 7, 2031. The option was granted outside any stockholder-approved equity plan. Upon a Change in Control (as defined in the Kenney Option Agreement), any unvested portion of the option will vest in full immediately prior to consummation of such transaction.

Mr. Stauber, age 85, is an attorney admitted to the State Bar of California, the United States District Court for the Central District of California, the United States District Court for the Eastern District of California, and the Supreme Court of the United States. He is the principal of the Stauber Law Offices, Beverly Hills, California. He received a Bachelor of Business Administration from the University of Toledo and a Juris Doctor from The Ohio State University College of Law.

Mr. Stauber served in the United States Army, completing his service in the California National Guard and as a Reserve of the U.S. Army. He previously served as Corporations Counsel for the Department of Investment, Division of Corporations, State of California, in Los Angeles. He has been a member of the Beverly Hills, Los Angeles County, Riverside County, and American Bar Associations and has participated in various sections including real estate, business, and corporate law. He has served as Judge Pro Tempore of the Los Angeles County Superior Court and as a Mediator for the Riverside County Superior Court. Mr. Stauber has acted as principal or special counsel in several law firms.

Mr. Stauber is listed in the Martindale-Hubbell Law Directory (AV rating), Marquis Who’s Who in America®, and multiple editions of Who’s Who in American Law. He is recognized in The Bar Register of Preeminent Lawyers, LexisNexis, and the Martindale-Hubbell Register of Most Distinguished Law Practices (2006–present). He is the author of Understanding Corporate Hijacking/Shells and Convertible Debt Financing/Death Spiral, and co-author of Smart Credit Repair.

Mr. Stauber maintains a corporate and business transactional practice advising companies on formation, entity maintenance, compliance, and financing, including private and public securities offerings under the Securities Act of 1933 and the Securities Exchange Act of 1934. His experience includes governance, business combinations, mergers and reverse mergers, divestitures, stakeholder relations, securities transfers, and secured and unsecured debt and related equity financings.

There is no arrangement or understanding between Mr. Stauber and the Company or any other person pursuant to which he was selected as a director. There are no transactions involving Mr. Stauber that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with Mr. Stauber’s appointment to the Board, on the Effective Date, Mr Stauber and the Company entered into an Independent Non-Employee Director and Committee Service Agreement (the “Stauber Director Agreement”) and Standalone Nonqualified Stock Option Agreement (the “Stauber Option Agreement”).

Under the Stauber Director Agreement, Mr. Stauber will receive a cash retainer of $1,500 per calendar quarter for Board and committee service, payable in arrears within 30 days after quarter end.

The Stauber Director Agreement provides that Mr. Stauber is entitled to indemnification and advancement of expenses to the fullest extent permitted by Nevada law, the Company’s governing documents, and any separate indemnification agreement. The Company will also use commercially reasonable efforts to maintain directors’ and officers’ liability insurance covering Mr. Stauber on terms generally applicable to similarly situated directors.

Pursuant to the Stauber Option Agreement, the Company granted Mr. Stauber a standalone non-qualified stock option to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $0.033 per share. The option vests in equal quarterly installments of 250,000 shares on each of the three-month, six-month, nine-month, and twelve-month anniversaries of the grant date, subject to Mr. Stauber’s continuous Board service. The option has a five-year term expiring on August 7, 2031. The option was granted outside any stockholder-approved equity plan. Upon a Change in Control (as defined in the Option Agreement), any unvested portion of the option will vest in full immediately prior to consummation of such transaction.

3

Also on the Effective Date, Christopher Dieterich, a current member of the Board, and the Company entered into a Settlement of Past-Due Director Compensation Agreement (the “Settlement Agreement”), an Independent Non-Employee Director and Committee Service Agreement (the “Dieterich Director Agreement”) and Standalone Nonqualified Stock Option Agreement (the “Dieterich Option Agreement”).

Pursuant to the Settlement Agreement, the Company agreed to issue 1,500,000 shares of the Company’s common stock (the “Settlement Shares”) to Mr. Dieterich in full and final satisfaction of all accrued and unpaid amounts due to Mr. Dieterich under prior director compensation arrangements through the Effective Date. The Settlement Shares are fully vested and are not subject to any service conditions, exercise price, or further Board approval. Upon issuance of the Settlement Shares, Mr. Dieterich will release the Company from all claims

Under the Dieterich Director Agreement, Mr. Dieterich will receive a cash retainer of $1,500 per calendar quarter for Board and committee service, payable in arrears within 30 days after quarter end.

The Dieterich Director Agreement provides that Mr. Dieterich is entitled to indemnification and advancement of expenses to the fullest extent permitted by Nevada law, the Company’s governing documents, and any separate indemnification agreement. The Company will also use commercially reasonable efforts to maintain directors’ and officers’ liability insurance covering Mr. Dieterich on terms generally applicable to similarly situated directors.

Pursuant to the Dieterich Option Agreement, the Company granted Mr. Dieterich a standalone non-qualified stock option to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $0.033 per share. The option vests in equal quarterly installments of 250,000 shares on each of the three-month, six-month, nine-month, and twelve-month anniversaries of the grant date, subject to Mr. Dieterich’s continuous Board service. The option has a five-year term expiring on August 7, 2031. The option was granted outside any stockholder-approved equity plan. Upon a Change in Control (as defined in the Dieterich Option Agreement), any unvested portion of the option will vest in full immediately prior to consummation of such transaction.

The foregoing descriptions of the Kenney Director Agreement, Kenney Option Agreement, Stauber Director Agreement, Stauber Option Agreement, Settlement Agreement, Dieterich Director Agreement and Dieterich Option Agreement are qualified in their entirety by reference to the full text of each agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Appointment of Chief Financial Officer

On August 10, 2026, the Board appointed Yury Pyatigorsky as the Company’s Chief Financial Officer. Mr. Pyatigorsky, age 55, is a seasoned financial executive with more than 27 years of experience in corporate finance, capital markets, investment management, and strategic advisory roles across public and private companies. Most recently, he has served as an advisor to several large and middle-market organizations.

From 2012 to 2022, Mr. Pyatigorsky held senior leadership positions at Sun West Mortgage Company, Inc., a mortgage lender originating approximately $1 billion per month, serving first as Chief Financial Officer and Controller and subsequently as Chief Investment Officer. Before joining Sun West, he held leadership roles in capital markets, structured finance, corporate development, and corporate finance at prominent non-agency mortgage lenders, including New Century Financial Corporation and Option One Mortgage Corporation. Mr. Pyatigorsky has served as Chief Financial Officer of ResMac, Inc. since October 2023.

Throughout his career, Mr. Pyatigorsky has been responsible for financial reporting and controls, profit-and-loss and balance-sheet management, financial planning and analysis, budgeting and forecasting, risk management and hedging, capital and liquidity management, and the oversight of warehouse and credit facilities. He also has extensive experience structuring and negotiating securitization transactions totaling approximately $3 billion to $4 billion per quarter.

Mr. Pyatigorsky is a CFA charterholder. He earned a Bachelor of Science degree from California State University, Northridge, and a Master of Business Administration from the UCLA Anderson School of Management.

There are no arrangements or understandings between Mr. Pyatigorsky and any other person pursuant to which Mr. Pyatigorsky was appointed as Chief Financial Officer. There are no family relationships between Mr. Pyatigorsky and any director or executive officer of the Company. There are no transactions in which Mr. Pyatigorsky has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Pyatigorsky’s appointment as Chief Financial Officer, the Company and Mr. Pyatigorsky entered into an Employment Agreement (the “CFO Employment Agreement”), effective August 10, 2026. Pursuant to the CFO Employment Agreement, Mr. Pyatigorsky’s is an at will employee, and Mr. Pyatigorsky will receive a base salary of $5,000 per month. Upon the listing of the Company’s common stock on a national securities exchange, Mr. Pyatigorsky’s base salary will increase to $10,000 per month.

The CFO Employment Agreement does not provide or promise any bonus, equity award, severance, or other compensation or benefit beyond the base salary, expense reimbursement, and indemnification and D&O insurance coverage on terms generally applicable to similarly situated officers.

The foregoing description of the CFO Employment Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with Mr. Pyatigorsky’s appointment as Chief Financial Officer, Jimmy Chan resigned as the Company’s Chief Financial Officer. Mr. Chan’s resignation is limited to his position as Chief Financial Officer and does not constitute or effect his role as the Company’s Chief Executive Officer and Secretary.

Mr. Chan’s resignation as Chief Financial Officer was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

4

Item 7.01 Regulation FD Disclosure

On August 14, 2026, Nightfood Holdings, Inc. (the “Company”), issued a press release announcing updates to the Company’s board composition, appointment of a new Chief Financial Officer, and the implementation of standing board committees.

A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Formation of Board Committees

On the Effective Date, the Board approved the formation of the following standing committees of the Board: (i) an Audit Committee, (ii) a Compensation Committee, and (iii) a Nominating, Corporate Governance and Compliance Committee (collectively, the “Committees”). The formation of these Committees is intended to strengthen the Company’s corporate governance framework.

Audit Committee

The Board established an Audit Committee and appointed the following directors to serve as members:

●	Mr. Darren Kenney (Chair)
●	Mr. Christopher Dieterich
●	Mr. Ronald J. Stauber

In connection with the formation of the Audit Committee, the Board adopted a written charter for the Audit Committee, which sets forth the Audit Committee’s purpose, composition, authority, and responsibilities. A copy of the Audit Committee Charter is available on the Company’s website at https://www.nightfoodholdings.com/investor-relations/governance.

Compensation Committee

The Board established a Compensation Committee and appointed the following directors to serve as members:

●	Mr. Christopher Dieterich (Chair)
●	Mr. Ronald J. Stauber

The Compensation Committee is responsible for, among other things: (i) reviewing and approving, or recommending to the Board for approval, the compensation of the Company’s executive officers; (ii) overseeing the Company’s overall compensation philosophy, policies, and programs; (iii) administering the Company’s equity incentive plans; (iv) reviewing and recommending to the Board the compensation of the Company’s non-employee directors; and (v) reviewing and discussing with management the Company’s Compensation Discussion and Analysis required by SEC rules.

In connection with the formation of the Compensation Committee, the Board adopted a written charter for the Compensation Committee, which sets forth the Compensation Committee’s purpose, composition, authority, and responsibilities. A copy of the Compensation Committee Charter is available on the Company’s website at https://www.nightfoodholdings.com/investor-relations/governance.

Nominating, Corporate Governance and Compliance Committee

The Board established a Nominating, Corporate Governance and Compliance Committee and appointed the following directors to serve as members:

●	Mr. Ronald J. Stauber (Chair)
●	Mr. Christopher Dieterich

In connection with the formation of the Nominating, Corporate Governance and Compliance Committee, the Board adopted a written charter for the Nominating, Corporate Governance and Compliance Committee, which sets forth the Nominating, Corporate Governance and Committee’s purpose, composition, authority, and responsibilities. A copy of the Nominating, Corporate Governance and Compliance Committee Charter is available on the Company’s website at https://www.nightfoodholdings.com/investor-relations/governance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Independent Non-Employee Director and Committee Service Agreement, dated August 7, 2026, between the Nightfood Holdings, Inc., and Mr. Darren Kenney.
10.2	Standalone Nonqualified Stock Option Agreement, dated August 7, 2026, between the Nightfood Holdings, Inc., and Mr. Darren Kenney.
10.3	Independent Non-Employee Director and Committee Service Agreement, dated August 7, 2026, between the Nightfood Holdings, Inc., and Mr. Ronald J. Stauber.
10.4	Standalone Nonqualified Stock Option Agreement, dated August 7, 2026, between the Nightfood Holdings, Inc., and Mr. Ronald J. Stauber.
10.5	Settlement of Past Due Director Compensation and Stock Issuance Agreement, dated August 7, 2026, between the Nightfood Holdings, Inc., and Mr. Christopher Dieterich.
10.6	Independent Non-Employee Director and Committee Service Agreement, dated August 7, 2026, between the Nightfood Holdings, Inc., and Mr. Christopher Dieterich.
10.7	Standalone Nonqualified Stock Option Agreement, dated August 7, 2026, between the Nightfood Holdings, Inc., and Mr. Christopher Dieterich.
10.8	Employment Agreement, dated August 10, 2026, between Nightfood Holdings, Inc., and Yury Pyatigorsky.
99.1	Press Release dated August 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2026

NIGHTFOOD HOLDINGS, INC.

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer

6